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Vice Chairman Mark Finn Messages

The Traditional Lindner Value
Philosophy Updated
By Mark Finn
Vice Chairman and Chief Operating Officer

Summer 1999:

Over the long term, the traditional Lindner value model has kept the Lindner family of funds among the top performers in their respective categories. Recent activity at Lindner has focused on the reinvigoration of that value framework to address and somewhat accommodate the radical changes in capital market(s) conditions that have been negatively affecting many value investments in recent months.

We have seen unprecedented growth in many major indexes, and particularly those of large-cap stocks. Until very recently, the Internet stocks had reached stratospheric levels. What is disconcerting to experienced hands is the idea that even these high values may be the floor of where these stocks could go in a year or two; and, that traditional valuation methods are being tossed aside in a very cavalier fashion. The new Nifty Fifty reach for new highs while the majority of stocks languish or actually drift downward.

No doubt your clients are asking you what is going on in the stock market in 1999. On the macroeconomic level, the long run of the current Bull market has been the result of an almost unprecedented combination of a booming, highly productive national economy with steadily declining inflation and rising employment. This has not occurred at any other time in the 20th Century.

On a psychological level, one could say that this market represents the triumph of the exciting story over the long run experience. While viewed by some analysts as a cyclical - and many predict, a temporary - aberration, the unprecedented run-up in stocks since 1990 has challenged the wisdom of too many reliable economic models for too long, to be ignored.

For Lindner, these factors have contributed to fund underperformance in recent years. We have responded by putting in place models that recognize these factors and give fund management the flexibility to perform well, whether this temporary break with traditional market valuations continues for some time or the market returns to valuations based on sound P/E ratios, as we believe it must in time.

Our response to the 1990s Bull market conditions has been multifaceted:

  New managers, new research capabilities, new investment disciplines and new technology have been added.
  The traditional Lindner value model has been enhanced and updated. The top down macroeconomic approach has been recast to favor industry specific calculations. The model has been geared to operate in the current low inflationary environment. We've introduced more comprehensive cash-flow analysis techniques, which put the model 60-90 days ahead of the first earnings surprise.
  Risk management has been rigorously addressed; we've installed very strong risk monitoring procedures, and we've reduced tracking errors against the chosen benchmarks.
  The creation of our research and analysis center in Boston, in mid-year 1999, headed up by Vice President and Director of Research Jeff Fotta, has established a new technological pillar of support across all of the funds.

Some people may think that responding to the current capital markets scenario is tantamount to creating a new fund, but it's nothing that drastic. We are simply employing techniques similar to those that Jeff Fotta and I have used successfully to build quantitative models for mutual funds and other large institutional investors. You don't have to do a lot to reinvigorate a value framework. You have to tighten up the process, make the model smarter, applying time-proven disciplines to help select good companies for investment - seeking true value in the traditional way - and control risk. We're doing all that.

Worth noting: In a relatively short period of time, these efforts have produced remarkable success in some areas. We hope that you will see for yourself the progress that has been made. Our most visible turn in performance has been the Lindner Utility Fund, which now ranks number one in its category with a +20% return [fall 1999]. We call your attention to this fund as a harbinger of things to come. The Utility Fund was the first to show dramatic turnaround because it's largely common factor driven, and as a smaller fund, there are fewer issues to deal with to get the job done. At this writing, these techniques are also being applied with vigor and discipline at the other funds in our family.

In answer to the questions posed more frequently by the media at this late stage of the Bull Market: (1) Is value still a credible investment strategy? A: Yes! (2) Is this the time to exit value? A: No! - for those investors who have had the courage to stay with value strategies up 'till now, their time is coming; this is not the time to switch out of value.

We will have more to say on these subjects in future publications. I am eager to hear from you. Please e-mail me at: (link)mfinn@lindnerfunds.com.

Mark T. Finn
Vice Chairman and Chief Operating Officer
Lindner Asset Management, Inc.

This column first published in the
Lindner (link)Advisor Guide, Second Quarter 1999.
(Accessible by Password Only)

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